CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John E. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Sedona Software Solutions, Inc. for the quarterly period ending December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Sedona Software Solutions, Inc.

By:

/s/ John E. Cooper_______________
Name:              John E. Cooper
Title:                Principal and Chief Executive and
           Financial Officer, President, and
                 Director

Date:               February 11, 2004

1